UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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OBA FINANCIAL SERVICES, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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[OBA FINANCIAL SERVICES LOGO]

October 12, 2011

Dear Stockholder:

We cordially invite you to attend the 2011 Annual Meeting of Stockholders of OBA Financial Services, Inc., the parent company of OBA Bank. The Annual Meeting will be held at the OBA Bank Building Community Room, 20300 Seneca Meadows Parkway, Germantown, Maryland, at 4:00 p.m. (Eastern time) on November 17, 2011.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of OBA Financial Services, Inc.

The business to be conducted at the Annual Meeting consists of the election of three directors and the ratification of the appointment of ParenteBeard LLC as the independent registered public accounting firm for the fiscal year ending June 30, 2012.

Our Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of OBA Financial Services, Inc. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

Also enclosed for your review is our Annual Report on Form 10-K for the fiscal year ended June 30, 2011, which contains detailed information concerning our activities and operating performance. On behalf of the Board of Directors, please take a moment now to cast your vote via the Internet or by telephone as described on the enclosed proxy card, or alternatively, complete, sign, date and return the proxy card in the postage-paid envelope provided. Voting in advance of the Annual Meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,

/s/ Charles E. Weller

Charles E. Weller
President and Chief Executive Officer

OBA FINANCIAL SERVICES, INC.

20300 Seneca Meadows Parkway

Germantown, Maryland 20876

(301) 916-0742

NOTICE OF

2011 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 17, 2011

Notice is hereby given that the 2011 Annual Meeting of Stockholders of OBA Financial Services, Inc. will be held at the OBA Bank Building Community Room, 20300 Seneca Meadows Parkway, Germantown, Maryland, on November 17, 2011 at 4:00 p.m., Eastern time.

A Proxy Card and a Proxy Statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of three directors;

2.	The ratification of the appointment of ParenteBeard LLC as the independent registered public accounting firm for the fiscal year ending June 30, 2012; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 30, 2011, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

EVEN IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU MAY CHOOSE TO VOTE YOUR SHARES USING THE INTERNET OR TELEPHONE VOTING OPTIONS EXPLAINED ON YOUR PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY THAT YOU GIVE MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. YOU MAY REVOKE A PROXY BY FILING WITH THE SECRETARY OF OBA FINANCIAL SERVICES, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

By Order of the Board of Directors

/s/ Charles E. Weller

Charles E. Weller
President and Chief Executive Officer

Germantown, Maryland

October 12, 2011

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement

OBA FINANCIAL SERVICES, INC.

20300 Seneca Meadows Parkway

Germantown, Maryland 20876

(301) 916-0742

2011 ANNUAL MEETING OF STOCKHOLDERS

November 17, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of OBA Financial Services, Inc. to be used at the 2011 Annual Meeting of Stockholders of OBA Financial Services, Inc., which will be held at the OBA Bank Building Community Room, 20300 Seneca Meadows Parkway, Germantown, Maryland, on November 17, 2011, at 4:00 p.m., Eastern time, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 14, 2011. In this Proxy Statement, the terms “we, “our,” and “us” refer to OBA Financial Services, Inc. unless the context indicates another meaning.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of our shares of common stock, par value $0.01 per share, as of the close of business on September 30, 2011 are entitled to one vote for each share then held. As of September 30, 2011, there were 4,351,200 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR ALL NOMINEES proposed by the Board, to WITHHOLD AUTHORITY FOR ALL NOMINEES or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the ratification of ParenteBeard LLC as our independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the votes cast at the annual meeting, without regard to either abstentions or broker non-votes, is required for the ratification of ParenteBeard LLC as the independent registered public accounting firm for the fiscal year ending June 30, 2012.

As provided in Section D of Article 5 of our Articles of Incorporation, record holders who beneficially own in excess of 10% of the outstanding shares of our common stock are not entitled to vote any shares held in excess of the 10% limit. Subject to certain exceptions, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person. The Board of Directors of OBA Financial Services, Inc. is authorized to construe and apply the provisions of Section D of Article 5 of the Articles of Incorporation, and to make all determinations it deems necessary or desirable to implement them, including determining the number of shares beneficially owned by any person, and to demand certain information from any person who is reasonably believed to beneficially own stock in excess of the 10% limit and reimbursement for all expenses incurred by OBA Financial Services, Inc. in connection with an investigation conducted by the Board of Directors pursuant to the provisions of Article 5, Section D of the Articles of Incorporation.

If you have selected a broker, bank, or other intermediary to hold your common stock rather than having the shares directly registered in your name with our transfer agent, Registrar and Transfer Company, you will receive instructions directly from your broker, bank, or other intermediary in order to vote your shares. Your brokerage firm may also provide the ability to vote your proxy by telephone or online. Please be advised that if you choose not to vote your proxy, your brokerage firm has the authority under applicable stock market rules to vote your shares “FOR” or “AGAINST” routine matters. The ratification of our independent registered public accounting firm is deemed to be a routine matter. Accordingly, we urge you to vote by following the instructions provided by your broker, bank, or other intermediary.

Persons and groups who beneficially own in excess of 5% of our shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934. The following table sets forth, as of September 30, 2011, the shares of our common stock beneficially owned by each person known to us who was the beneficial owner of more than 5% of the outstanding shares of our common stock.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding

Farley Capital II L.P. Labrador Partners L.P. Farley Associates II LLC Newfoundland Partners L.P. FA Newfoundland LLC Stephen Farley LLC Stephen L. Farley 780 Third Avenue 31st Floor New York, New York 10017	380,516	(1)	8.7%

Lawrence B. Seidman Seidman and Associates, LLC Seidman Investment Partnership, LP Seidman Investment Partnership II, LP LSBK06-08, LLC Broad Park Investors, LLC CBPS, LLC 2514 Multi-Strategy Fund, LP 100 Misty Lane, 1st Floor Parsippany, New Jersey 07054	316,112	(2)	7.3%

M3 Funds, LLC M3 Partners, LP M3F, Inc. Jason A. Stock William C. Waller 215 South State Street, Suite 1170 Salt Lake City, Utah 84111	393,421	(3)	9.0%

OBA Bank Employee Stock Ownership Plan 20300 Seneca Meadows Parkway Germantown, Maryland 20876	370,300		8.5%

(1)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2011.
(2)	Based on a Schedule 13D/A filed with the Securities and Exchange Commission on February 23, 2011.
(3)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2011.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given thereon. You may vote by Internet or telephone as described on your Proxy Card. You may also vote by signing and returning your Proxy Card to OBA Financial Services, Inc. Proxies we receive that are signed, but contain no instructions for voting, will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the annual meeting.

Proxies may be revoked by sending written notice of revocation to the Secretary of OBA Financial Services, Inc. at the address shown above, or by returning a duly executed proxy bearing a later date by mail, or voting on a later date by Internet or telephone, as described on your Proxy Card. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary prior to the voting of such proxy.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board of Directors currently consists of nine members, and is divided into three classes. Our bylaws provide that one class of directors is to be elected annually. Our directors are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. Three directors will be elected at the annual meeting and will serve until their successors have been elected and qualified. The Nominating Committee has nominated James C. Beadles, Dr. Paul J. Hanges and Stacie W. Rogers to serve as directors for three-year terms. Each individual is currently a member of the Board of Directors.

The table below sets forth certain information regarding the composition of our Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the annual meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Nominating Committee may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

Name (1)	Positions Held in OBA Financial Services, Inc.	Age (2)	Director Since (3)	Current Term to Expire	Shares of Common Stock Beneficially Owned as of the Record Date (4)		Percent of Class

NOMINEES

James C. Beadles	Chairman of the Board	64	1986	2011	2,500		*
Dr. Paul J. Hanges	Director	52	2011	2011	—		*
Stacie W. Rogers	Director	46	2008	2011	750		*

DIRECTORS CONTINUING IN OFFICE

Donald E. Stover	Director and Corporate Secretary	85	1979	2012	965		*
William R. Belew, Jr.	Director	79	1997	2012	8,200	(5)	*
Evelyn Jackson, M.D.	Director	56	1995	2012	887		*
Charles E. Weller	President, Chief Executive Officer and Director	62	2006	2013	22,611	(6)	*
Donald L. Mallorey	Director	77	1964	2013	2,500	(7)	*
Michael L. Reed	Director	73	2003	2013	7,183		*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Shane Hennessy	Executive Vice President and Chief Operations Officer	48			13,430	(8)	*
Gary L. Will	Executive Vice President - Sales	60			10,986	(9)	*
David A. Miller	Senior Vice President and Chief Financial Officer	46			2,159	(10)	*
All directors and executive officers as a group (12 persons)					72,171		1.6%

(footnotes on following page)

(footnotes from previous page)

*	Less than 1%.
(1)	The mailing address for each person listed is 20300 Seneca Meadows Parkway, Germantown, Maryland 20876.
(2)	As of June 30, 2011.
(3)	Reflects initial appointment to the Board of Directors of OBA Bank.
(4)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(5)	Includes 4,000 shares held in an individual retirement account.
(6)	Includes 10,000 shares held in an individual retirement account, 6,269 shares held in a 401(k) plan and 1,342 shares held by our employee stock ownership plan.
(7)	Includes 1,500 shares held in an individual retirement account and 1,000 shares held by Mr. Mallorey’s spouse.
(8)	Includes 11,051 shares held in a 401(k) plan, 907 shares held by our employee stock ownership plan, 100 shares as custodian for a child and 200 shares held by Mr. Hennessy’s spouse.
(9)	Includes 9,962 shares held in a 401(k) plan and 885 shares held by our employee stock ownership plan.
(10)	Includes 1,359 shares held in a 401(k) plan.

Directors

The biographies of each of the nominees and continuing board members below contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board of Directors to determine that the person should serve as a director. The principal occupation during the past five years of each of our directors is set forth below. All directors have held their present positions for at least five years unless otherwise stated. Each existing director is also a director of OBA Bank.

All of the nominees and directors continuing in office are or were long-time residents of the communities served by OBA Financial Services, Inc. and many of such individuals have operated, or currently operate, businesses located in such communities. As a result, each nominee and director continuing in office has significant knowledge of the businesses that operate in OBA Financial Services, Inc.’s market area, an understanding of the general real estate market, values and trends in such communities and an understanding of the overall demographics of such communities. As the holding company for a community banking institution, OBA Financial Services, Inc. believes that the local knowledge and experience of its directors assists OBA Financial Services, Inc. in assessing the credit and banking needs of its customers, developing products and services to better serve its customers and assessing the risks inherent in its lending operations, and provides OBA Financial Services, Inc. with greater business development opportunities.

James C. Beadles is Chairman of the Boards of Directors of OBA Financial Services, Inc. and OBA Bank. He has been an attorney in private practice in Maryland and the District of Columbia for over 35 years, specializing in banking law and decedents’ estates and trusts. Mr. Beadles has been a director of OBA Financial Services, Inc. since its inception. He has been a director of OBA Bank since 1986, has served on its Executive Committee since 1987 and has given legal counsel to OBA Bank on legal issues since 1976. Mr. Beadles provides insight to the Board of Directors based on his legal knowledge and experience in the banking industry.

Charles E. Weller is the President and Chief Executive Officer of OBA Financial Services, Inc. and OBA Bank, and has served in these positions since December 2005. Mr. Weller worked with Elkridge National Bank and its successors by merger, FCNB Bank and Branch Banking & Trust Company, from 1986 to 2005, including service as President and Chief Executive Officer of Elkridge National Bank and Senior Vice President/Area Executive of Branch Banking and Trust Company. Under Mr. Weller’s leadership, OBA Bank has successfully transitioned from the traditional savings bank model, specializing in residential mortgage customers, to the traditional community commercial bank model with a balance of residential mortgage and small business customers. The transition was done while maintaining OBA Bank’s historical conservative lending practices and low levels of non-performing assets at a time when many financial institutions are experiencing significant asset quality issues.

Donald E. Stover, now retired, was a broadcast engineer for the National Broadcasting Company, and serves as our Corporate Secretary. He has been involved in numerous civic affairs in the local community. Mr. Stover has been a director of OBA Bank since 1979 and a director of OBA Financial Services, Inc. since inception. He currently serves on the Compensation Committee.

William R. Belew, Jr. had served as Vice President and General Manager of a local franchised automobile dealership for 25 years. This career experience gave him an insight into both personnel and financial matters. After retiring from the dealership, Mr. Belew was asked by the Washington Area New Automobile Dealers Association to help develop and manage an ongoing automotive training program for at-risk and inner city youths attending Montgomery College in Rockville, Maryland. Mr. Belew is active in many community affairs and serves on the advisory committee for the Montgomery County School Systems Automotive Trades Foundation and the advisory committee for the Montgomery College automotive accreditation program. Previously, Mr. Belew served on the Automotive Advisory Committee for Baltimore County Community. He has been a board member of OBA Bank since 1997. His experience provides us with insights regarding personnel matters. Mr. Belew is currently on a six-month unpaid leave of absence beginning June 2011.

Dr. Paul J. Hanges is Professor of Industrial/Organizational Psychology and currently the Associate Chair/Director of Graduate Studies for the University of Maryland’s Psychology Department. He is also an affiliate of the University of Maryland’s R. H. Smith School of Business (since 1997) and the Zicklin School of Business (Baruch College) (since 2008). Dr. Hanges is also a fellow of the American Psychological Association, Association for Psychological Sciences, and the Society for Industrial/Organizational Psychology. Dr. Hanges has worked with both public and private organizations (e.g., Central Intelligence Agency, Federal Bureau of Investigation, Maryland Administrative Office of the Courts, Personnel Board of Jefferson County, S. C. Johnson & Son) as well as various consulting firms (e.g., American Management Systems, Emerson Human Capital, and Mercer, Inc.) and has been retained as an expert witness for several law firms. His work focuses on developing human resource practices (e.g., competence models, selection/promotion systems, training and development systems) and aligning organizational policies, practices, and procedures to produce desired organizational climate and improve organizational efficiency. Dr. Hanges has written over 70 articles and book chapters. He is on the editorial boards of the “Journal of Applied Psychology” and “The Leadership Quarterly.” He recently won the 2011 M. Scott Myers Award for Applied Research from the Society of Industrial/Organizational Psychology for his work developing a new human resource selection process. Dr. Hanges’ educational background and professional experience provide us with insight for enhancing organizational efficiencies and leadership development practices.

Evelyn Jackson, M.D. has been a practicing physician for over 30 years. She is a medical internist serving patients in both Howard and Montgomery Counties, Maryland. Dr. Jackson is a sole practitioner and as such is also responsible for the successful operation of the business side of her practice. Her background provides us with insight into both the medical profession and the ongoing needs of the entrepreneurial business community. Dr. Jackson is active in both professional and civic volunteer work. She has been a member of OBA Bank’s board for 15 years and OBA Financial Services, Inc.’s board since its inception.

Donald L. Mallorey maintained a practice as a Financial Advisor for 13 years, and was a Registered Investment Advisor prior to his retirement in 2006. He maintained licenses for the trading of securities and insurance products during those years. Prior to that time he was President and Chief Executive Officer of a major office products dealership in the Metro Washington, DC and Gettysburg, Pennsylvania markets. He was intimately involved in all phases of that business for more than 36 years, dealing with all financial, legal, sales, public relations, personnel management, inventory management and other matters, and this experience provides the Board with general business acumen. He has been involved with a number of civic and fraternal organizations, and has served as a director of OBA Bank since 1964.

Michael L. Reed, now retired, was a strategic planning and government relations consultant for major trade associations and international corporations. As an attorney, Mr. Reed previously served as Counsel for two governors of Oklahoma and a U. S. Senator, and as the Legislative Director and Senior Policy Advisor to a former Speaker of the U. S. House of Representatives. In the latter position he was actively involved in the direction of all operations of the House of Representatives and in the development of major policy initiatives and legislation. He is active in local civic affairs and serves on the Advisory Board of the Carl Albert Congressional Research and Studies Center at the University of Oklahoma. Mr. Reed has been a director of OBA Bank since 2003 and of OBA Financial Services, Inc. since its inception. He is Chairman of the Compensation Committee and the Corporate Governance Committee and is a member of the Executive Committee. His knowledge of business and government, and the interplay between the two, provides perspective to the board and to the committees on which he serves.

Stacie W. Rogers was employed in both Corporate Accounting and Owner Relations by Marriott International, Inc. Ms. Rogers’ experience included preparing and filing financial statements with the U. S. Securities and Exchange Commission and serving as the franchise technology liaison for Marriott’s corporate franchises. Ms. Rogers has also been employed by KPMG Peat Marwick, serving as both a tax specialist and auditor. Her client list included commercial real estate brokers, financial institutions and other commercial clients. She is an active volunteer and fundraiser in her local community. Ms. Rogers has served on OBA Bank’s board since 2008 and OBA Financial Services, Inc.’s board since its inception. She is Chairman of the Audit Committees of OBA Bank and OBA Financial Services, Inc., and her experience qualifies her as an “audit committee financial expert” for purposes of the rules and regulations of the Securities and Exchange Commission.

Executive Officers who are not Directors

The principal occupation during the past five years of each of our executive officers, other than Mr. Weller, is set forth below. All executive officers have held their present positions for at least five years unless otherwise stated.

Shane Hennessy has been employed with OBA Bank since 1999, most recently as Executive Vice President and Chief Operations Officer. Mr. Hennessy has over 20 years experience working at financial institutions.

Gary L. Will began working with OBA Bank in March 2005, originally as Chief Credit Officer. Mr. Will was previously employed with Wachovia Bank beginning in 1992, serving as Vice President/Business relationship Site Banking Leader from 1999 to 2005.

David A. Miller joined OBA Bank in September 2009 as Senior Vice President and Chief Financial Officer. Mr. Miller has over 20 years experience working at financial institutions, most recently serving as Investment and Funding Manager/Senior Vice President at Provident Bank in Baltimore, Maryland.

Board Independence

The Board of Directors has determined that each of our directors, with the exception of President and Chief Executive Officer Charles E. Weller, is “independent” as defined in the listing standards of the Nasdaq Stock Market. Mr. Weller is not independent because he is one of our executive officers.

In determining the independence of the directors listed above, the Board of Directors reviewed the following transactions, none of which are required to be reported under “—Transactions With Certain Related Persons.” During the fiscal year ended June 30, 2011, OBA Bank paid $39,997 in legal fees to Director James C. Beadles. In addition, all of OBA Bank’s directors have deposit accounts at OBA Bank.

Board Leadership Structure and Oversight

Our Board of Directors is chaired by James C. Beadles, who is a non-executive director. This structure ensures a greater role for the independent directors in the oversight of OBA Financial Services, Inc. and OBA Bank, and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

The Board of Directors is actively involved in oversight of risks that could affect OBA Financial Services, Inc. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chair regarding such committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within OBA Financial Services, Inc. Risks relating to the direct operations of OBA Bank are further overseen by the Board of

Directors of OBA Bank, which consists of the same individuals who serve on the Board of Directors of OBA Financial Services, Inc. The Board of Directors of OBA Bank also has additional committees that conduct risk oversight and they typically meet jointly with the committees of OBA Financial Services, Inc. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of OBA Financial Services, Inc. and OBA Bank, such as lending, risk management, asset/liability management, investment management and others.

Meetings and Committees of the Board of Directors

The business of OBA Financial Services, Inc. is conducted at regular and special meetings of the full Board and its standing committees. In addition, our independent directors meet in executive sessions. The standing committees consist of the Audit, Compensation, and Nominating and Corporate Governance Committees. During the fiscal year ended June 30, 2011, the Board of Directors of OBA Financial Services, Inc. met at 12 regular meetings and one special meeting. Except for Director Belew, no member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the board on which he or she served (during the periods that he served).

The duties and responsibilities of the Compensation, Audit and Nominating Committees are as follows:

Compensation Committee. The Compensation Committee is composed of independent, non-employee directors who are not eligible to participate in management compensation programs. The current members of the Compensation Committee consist of Directors Reed, who serves as Chairman, Hanges and Stover. The Compensation Committee has a written charter, which is available on our website at www.obabank.com. The Compensation Committee met eight times during the fiscal year ended June 30, 2011.

Pursuant to the Compensation Committee’s Charter, the Compensation Committee approves the compensation objectives for the OBA Financial Services, Inc. and OBA Bank and establishes the compensation for the President and Chief Executive Officer and other executives. Our President and Chief Executive Officer provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design and the general guidelines for employee compensation. These recommendations are then considered by the Compensation Committee. However, Mr. Weller does not vote on and is not present for any discussion of his own compensation.

The Compensation Committee, in performing its duties and responsibilities with respect to director and executive officer compensation, relies on the assistance of our Human Resources Department. In addition, during the fiscal year ended June 30, 2011, the Compensation Committee retained Webber HR Solutions, LLC to provide market survey salary data and recommendations with respect to bank-wide salaries.

Audit Committee. The Audit Committee consists of Directors Rogers, who serves as Chairman, Jackson and Mallorey. Each member of the Audit Committee is “independent” as defined in the Nasdaq corporate governance listing standards and under Securities and Exchange Commission Rule 10A-3. The Board of Directors has determined that Ms. Rogers qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the Securities and Exchange Commission. Information with respect to the experience of Ms. Rogers is included in “—Directors.” Our Audit Committee has a written charter, which is available on our website at www.obabank.com. The Audit Committee of OBA Financial Services, Inc. met eight times during the fiscal year ended June 30, 2011.

Among other activities, the Audit Committee assists the Board of Directors in overseeing the integrity of our financial statements; overseeing our compliance with legal and regulatory requirements; overseeing the independent registered public accountant’s qualifications and independence; overseeing the performance of our independent registered public accountant and of our internal audit function; and overseeing our system of disclosure controls and system of internal controls regarding finance, accounting, and legal compliance.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance consists of at least three directors who are “independent” as defined in the Nasdaq corporate governance listing standards. The current members of the Nominating and Corporate Governance Committee consist of Directors Reed, who serves as Chairman, Jackson and Mallorey. The Nominating and Corporate Governance Committee has a written charter, which is available on our website at www.obabank.com. The Nominating Committee of OBA Financial Services, Inc. met twice during the fiscal year ended June 30, 2011.

Pursuant to the Nominating and Corporate Governance Committee charter, the Nominating and Corporate Governance Committee assists the Board of Directors in identifying qualified individuals to serve as Board members, in determining the composition of the Board of Directors and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing our corporate governance guidelines. The Nominating and Corporate Governance Committee also considers and recommends the nominees for director to stand for election at our annual meeting of stockholders.

If the candidate is deemed eligible for election to the Board of Directors, the Committee will consider the following criteria in selecting nominees, as described in more detail in the Committee’s Criteria for Director Nominees:

•	contribution to board;

•	experience;

•	familiarity with and participation in local community;

•	integrity;

•	stockholder interests and dedication; and

•	independence.

The Committee will also consider any other factors it deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of our stockholders, employees, customers and communities. The Committee also may consider the current composition and size of the Board of Directors, the balance of management and independent directors, and the need for audit committee expertise.

The Committee may weight the foregoing criteria differently in different situations, depending on the composition of the Board of Directors at the time. The Board of Directors will maintain at least one director who meets the definition of “audit committee financial expert” under Securities and Exchange Commission regulations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the board; and independence.

In addition to meeting these qualifications, a person is not qualified to serve as a director if he or she: (1) is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year, (2) is a person against whom a banking agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal, or (3) has been found either by a regulatory agency whose decision is final and not subject to appeal or by a court to have (i) breached a fiduciary duty involving personal profit, or (ii) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency. In addition, no person may serve on the Board of Directors and at the same time be a director or officer of another co-operative bank, credit union, savings bank, savings and loan association, bank, trust company or holding company thereof (in each case whether chartered under state, federal or other law) that engages in business activities in the same market area as OBA Financial Services, Inc. or any of its subsidiaries or in any county contiguous to such market area. No person may serve on the Board of Directors unless such person has resided, for a period of at least one year immediately before his or her nomination or appointment, within a 75-mile radius of the home office of OBA Financial Services, Inc.

The Committee does not have a formal policy or specific guidelines regarding diversity among Board members, and generally views and values diversity from the perspective of professional and life experiences, as well as geographic location, representative of the markets in which we do business. The Committee recognizes that diversity in professional and life experiences may include consideration of gender, race, or national origin, in identifying individuals who possess the qualifications that the Committee believes are important to be represented on the Board.

Procedures for the Recommendation of Director Nominees by Stockholders. The Nominating Committee has adopted procedures for the submission of recommendations for director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates recommended by our stockholders. Stockholders can submit the names of qualified candidates for director by writing to us at 20300 Seneca Meadows Parkway, Germantown, Maryland 20876, Attention: Corporate Secretary. The Corporate Secretary must receive a submission for consideration for the 2012 Annual Meeting of Stockholders no later than April 16, 2012.

The submission must include the following information:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

•

The name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by the stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•

The name, address and contact information for the candidate, and the number of shares of common stock of OBA Financial Services, Inc. that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s share ownership should be provided);

•	A statement of the candidate’s business and educational experience;

•	Such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	A statement detailing any relationship between the candidate and any customer, supplier or competitor of OBA Financial Services, Inc.;

•	Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in our Bylaws.

Stockholder Communications with the Board. A stockholder of OBA Financial Services, Inc. who wants to communicate with the Board of Directors or with any individual director may write to: Board of Directors, OBA Financial Services, Inc., 20300 Seneca Meadows Parkway, Germantown, Maryland 20876, Attention: Corporate Secretary. The letter should indicate that the author is a stockholder of OBA Financial Services, Inc. and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	Forward the communication to the director or directors to whom it is addressed;

•	Attempt to handle the inquiry directly (for example, where it is a request for information about OBA Financial Services, Inc. or it is a stock-related matter); or

•	Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Attendance at Annual Meetings of Stockholders

Although we do not have a formal written policy regarding director attendance at annual meetings of stockholders, it is expected that directors will attend these meetings absent unavoidable scheduling conflicts. All of our then-current directors attended the 2010 Annual Meeting of Stockholders.

Code of Ethics

The Board of Directors has adopted a Code of Ethics for Senior Officers that is applicable to our senior financial officers, including our principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions. A copy of the Code of Ethics for Senior Officers can be found in the “Investor Relations—Corporate Governance” section of our website, www.obabank.com.

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	we have reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements for the fiscal year ended June 30, 2011;

•	we have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended; and

•

we have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence, and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2011 for filing with the Securities and Exchange Commission.

This report has been provided by the Audit Committee, which consists of Directors Rogers (Chairman), Jackson and Mallorey.

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934. The officers and directors of OBA Financial Services, Inc. and beneficial owners of greater than 10% of our shares of common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership. Securities and Exchange Commission rules require disclosure in our Proxy Statement and Annual Report on Form 10-K of the

failure of an officer, director or 10% beneficial owner of the shares of common stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of such ownership reports, we believe that no officer, director or 10% beneficial owner of OBA Financial Services, Inc. failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 2011.

Executive Officer Compensation

Summary Compensation Table. The table below summarizes the total compensation paid to or earned by our named executive officers for the years ended June 30, 2011 and 2010.

Name and principal position	Year	Salary	Bonus	Non-Equity Incentive Plan Compensation (1)	Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
Charles E. Weller	2011	$258,670	$16,819	$—	$—	$44,610	(2)	$320,099
President and Chief Executive Officer	2010	245,806	16,250	—	—	25,403		287,459

Shane Hennessy	2011	158,044	—	10,274	—	41,653	(3)	209,971
Executive Vice President and Chief Operations Officer	2010	152,543	—	9,926	—	27,996		190,465

Gary L. Will Executive Vice President - Sales	2011	153,362	—	9,972	—	19,850	(4)	183,184
	2010	148,054	—	9,634	—	8,466		166,154

(1)	See “—Cash Incentives” for information related to payments listed in this column.
(2)	Includes $2,989 for long-term care premiums, $16,329 for health insurance premiums, $3,805 for supplemental disability insurance premiums, $1,406 for dental insurance premiums, $1,002 for accidental death and dismemberment, short-term and long-term disability insurance premiums and $19,079 for contributions to our employee stock ownership plan.
(3)	Includes $1,567 for long-term care premiums, $23,326 for health insurance premiums, $1,452 for supplemental disability insurance premiums, $1,406 for dental insurance premiums, $1,002 for accidental death and dismemberment, short-term and long-term disability insurance premiums and $12,900 for contributions to our employee stock ownership plan.
(4)	Includes $2,680 for long-term care premiums, $2,182 for supplemental disability insurance premiums, $1,406 for dental insurance premiums, $1,002 for accidental death and dismemberment, short-term and long-term disability insurance premiums and $12,580 for contributions to our employee stock ownership plan.

Employment Agreements. OBA Financial Services, Inc. and OBA Bank each maintain an employment agreement with President and Chief Executive Officer Charles E. Weller. The employment agreement with OBA Financial Services, Inc. provides that Mr. Weller will not receive any duplicative payments or benefits under his employment agreements and therefore to the extent payments and benefits are paid or received under one employment agreement, such payments and benefits are subtracted from any amount due Mr. Weller under similar provisions of the other employment agreement.

The employment agreements each provide for a three-year term. Commencing on the first anniversary of each agreement and on each anniversary thereafter, each agreement may be extended for an additional year by the disinterested members of the Board. The employment agreements provide that Mr. Weller’s base salary will be reviewed at least annually and may be increased, but not decreased (except for a decrease that is generally applicable to all employees). Mr. Weller’s current base salary is $265,219. In addition to the base salary, the agreements provide for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to senior executives.

Mr. Weller’s employment may be terminated for cause, as defined in the employment agreement, at any time, in which event Mr. Weller would have no right to receive compensation or other benefits for any period after termination. In addition, Mr. Weller is not entitled to additional benefits under the employment agreements upon retirement at age 67. Should Mr. Weller become disabled, OBA Financial Services, Inc. or OBA Bank would cause to be continued life insurance and non-taxable medical and dental coverage until the earlier of:

(i)	three years from the date of termination; or

(ii)	the date Mr. Weller becomes eligible for Medicare coverage,

provided that if Mr. Weller is covered by family coverage or coverage for self and spouse, then Mr. Weller’s family or spouse shall receive coverage for the remainder of the three year period, or in the case of a spouse, until the spouse becomes eligible for Medicare coverage or obtains health care coverage elsewhere. In the event Mr. Weller dies while employed by OBA Financial Services, Inc. or OBA Bank, Mr. Weller’s family will be entitled to continuation of non-taxable medical and dental benefits for one year after Mr. Weller’s death.

Mr. Weller is entitled to severance payments and benefits in the event of his termination of employment under specified circumstances. In the event Mr. Weller’s employment is terminated for reasons other than for cause, disability, death or retirement, or in the event Mr. Weller resigns within 60 days following:

(i)	the failure to appoint Mr. Weller to his executive position,

(ii)	a material change in Mr. Weller’s functions, duties, or responsibilities, which change would cause Mr. Weller’s position to become one of lesser responsibility, importance or scope,

(iii)	the relocation of Mr. Weller’s principal place of employment to a location that is more than 30 miles from the location of OBA Bank’s principal executive offices as of the date of the agreement,

(iv)	a material reduction in benefits and perquisites including base salary (except for any bank-wide or officer-wide reduction),

(v)	the liquidation or dissolution of OBA Bank, other than a liquidation or dissolution caused by a reorganization that does not affect Mr. Weller, or

(vi)	a material breach of the employment agreement by OBA Bank,

Mr. Weller would be entitled to a severance payment. The severance payment would equal three times the sum of his annual base salary and the highest rate of bonus awarded to him during the prior three years, payable in a lump sum. In addition, Mr. Weller would be entitled, at OBA Financial Services, Inc. or OBA Bank’s sole expense, to the continuation of life and non-taxable medical and dental coverage as part of his severance benefits. Such coverage shall continue on the same terms that apply in the event of Mr. Weller’s termination due to disability. In the event of a change in control plus his termination of employment thereafter under specified circumstances, Mr. Weller would be entitled a lump sum cash payment equal to three times the sum of his annual rate of base salary and his highest bonus paid with respect to the prior three years. Mr. Weller would also receive, at OBA Financial Services, Inc. or OBA Bank’s expense, continuation of life and non-taxable medical and dental coverage following his termination of employment for the same period that applies in the event of his disability.

Upon termination of Mr. Weller’s employment (other than in connection with a change in control), for a period of two years he shall not become an officer, employee, consultant, director, independent contractor, agent, joint venturer, partner or trustee of any savings bank, savings and loan association, savings and loan holding company, credit union, bank or bank holding company, insurance company or agency, any mortgage or loan broker or any other entity that competes with the business of OBA Financial Services, Inc. or OBA Bank, or any of their direct or indirect subsidiaries or affiliates that:

(i)	has headquarters within 25 miles of any location(s) in which OBA Bank, or any holding company of OBA Bank, has business operations or has filed an application for regulatory approval to establish an office, or

(ii)	has one or more offices but is not headquartered within the foregoing geographic areas,

provided, however, that the restrictions under item (ii) above shall apply only if Mr. Weller would be employed, conduct business or have other responsibilities or duties within such geographic areas. Upon termination, Mr. Weller further agrees not to solicit any OBA Financial Services, Inc. or OBA Bank employee to terminate his or her employment with OBA Financial Services, Inc. or OBA Bank and accept employment with a business that competes with OBA Financial Services, Inc. or OBA Bank or any holding company of OBA Bank or their subsidiaries or affiliates, or has offices within 25 miles of any location of OBA Bank or any holding company or within 25 miles of any location for which OBA Bank or any holding company has filed an application for regulatory approval to establish an office.

Assuming Mr. Weller had been terminated in connection with a change in control as of June 30, 2011, he would have received aggregate cash severance payments of approximately $826,707 under both agreements.

Change in Control Agreements. OBA Bank has entered into change-in-control agreements with its Executive Vice President and Chief Operations Officer Shane Hennessy and its Executive Vice President-Sales Gary L. Will. The change-in-control agreements provide a benefit in the event of involuntary termination of employment or resignation for good reason (defined in the same manner as under Mr. Weller’s employment agreement) equal to two times the sum of the executive’s base salary and the highest bonus earned during the prior three years, payable in a lump sum, and the continuation of non-taxable medical and dental coverage for a two-year period. The amount of the payment to be made in connection with a change in control will be reduced, if necessary, to an amount that is $1.00 less than the amount that would otherwise be an “excess parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended. Assuming Messrs. Hennessy and Will had been terminated in connection with a change in control as of June 30, 2011, Messrs. Hennessy and Will would have received maximum aggregate cash severance payments of approximately $679,819.

Cash Incentives. The purpose of offering cash incentives is to provide structured annual bonuses to key management personnel for their contributions to the achievement of strategic organizational objectives of OBA Bank. The participants’ bonuses are determined based on bank-wide performance measures. For each of Mr. Hennessy and Mr. Will, the bank-wide performance measures for the fiscal year ended June 30, 2011 were based on OBA Bank’s capital adequacy, asset quality, management, earnings and liquidity and asset and liability sensitivity. In addition, capital management, enterprise risk management and branching were part of the bank-wide performance measures. The amount of the bonus for Messrs. Hennessy and Will is the sum of the bank-wide performance measurements, which is expressed as a percentage of base salary. For the fiscal year ended June 30, 2011, such percentage would not exceed 10% of base salary. At the end of each fiscal year, the compensation committee calculates the amount of the award. Bonuses, if any, are paid in a single cash lump sum distribution within 75 days of the close of the fiscal year or as soon as the performance data is available to compute the amount of the awards. Mr. Weller does not participate in the cash bonus plan.

For the fiscal year ended June 30, 2011, the maximum bonus payable was 10% of base salary. The bonus calculation was determined by comparing actual bank performance to the predetermined target goals, with 25% of the bonus weighted for capital management, enterprise risk management and branching, 20% of the bonus weighted in the area of capital adequacy, 15% of the bonus weighted in the area of asset quality, 20% of the bonus weighted in the area of management, 10% for earnings and 10% for liquidity and asset and liability sensitivity.

For the fiscal year ended June 30, 2011, Messrs. Hennessy and Will’s incentive payments, maximum award opportunities, and actual incentives awarded as a percentage of base salary, were:

Name	2011 incentive amount paid ($)	Maximum award opportunity ($)	Actual award as a percent of base salary
Shane Hennessy	10,274	15,806	6.50%
Gary L. Will	9,972	15,341	6.50%

Awards made to Messrs. Hennessy and Will for performance in 2011 are also reflected in the “Non-equity incentive plan compensation” column of the Summary Compensation Table.

Split Dollar Agreements. OBA Bank has purchased insurance policies on the lives of Messrs. Weller, Hennessy and Will, and OBA Bank has entered into endorsement Split Dollar Agreements with each of Messrs. Weller, Hennessy and Will. The policies are owned by OBA Bank, which paid each premium due on the policies in a single lump sum. Since the amount of the lump sum premium included insurance policies on the lives of other employees, we are not able to provide the amount of the premiums paid solely with respect to Messrs. Weller, Hennessy and Will. Under the Split Dollar Agreements, upon an executive’s death while he is an executive of OBA Bank, the executive’s beneficiary will be paid a death benefit equal to the lesser of (i) $320,370, $219,443, and $210,875 for Messrs Weller, Hennessy and Will’s beneficiary, respectively, or (ii) 100% of the total death proceeds of the life insurance policies minus the cash surrender value of the policies. In the event of the executive’s deaths as of June 30, 2011, the beneficiaries of Messrs. Weller, Hennessy and Will would receive a death benefit of $320,370, $219,443, and $210,875, respectively.

In the event an executive dies after he terminated employment for any reason, including retirement, he will not be entitled to any benefits under his Split Dollar Agreement. The Split Dollar Agreement may be terminated at any time by OBA Bank or the executive, by written notice to the other or upon OBA Bank’s cancellation of the life insurance policies. The Split Dollar Agreement will also terminate automatically upon the bankruptcy, receivership or dissolution of OBA Bank. Upon termination, the executive forfeits any right in the death benefit and OBA Bank may retain or terminate the insurance policy in its sole discretion.

2011 Equity Incentive Plan. In April 2011, our stockholders approved the OBA Financial Services, Inc. 2011 Equity Incentive Plan (the “Equity Incentive Plan”) to provide officers, employees and directors of OBA Financial Services and OBA Bank with additional incentives to promote our growth and performance. Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Incentive Plan, our stockholders have given us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.

The Equity Incentive Plan authorizes the issuance or delivery of up to 648,025 shares of OBA Financial Services, Inc. common stock pursuant to grants of restricted stock awards, incentive stock options and non-qualified stock options; provided, however, that the maximum number of shares of stock that may be delivered pursuant to the exercise of stock options is 648,025 (all of which may be granted as incentive stock options) and the maximum number of shares of stock that may be issued as restricted stock awards is 324,012.

The Equity Incentive Plan is administered by the members of OBA Financial Services, Inc.’s Compensation Committee of the Board of Directors (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan. The Committee has the authority and discretion to select the persons who will receive awards; establish the terms and conditions relating to each award; adopt rules and regulations relating to the Equity Incentive Plan; and interpret the Equity Incentive Plan. The Equity Incentive Plan also permits the Committee to delegate all or any portion of its responsibilities and powers.

Our employees and outside directors are eligible to receive awards under the Equity Incentive Plan. Awards may be granted in a combination of restricted stock awards, incentive stock options and non-qualified stock options. The exercise price of stock options granted under the Equity Incentive Plan may not be less than the fair market value on the date the stock option is granted. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

The Committee approved awards under the Equity Incentive Plan on July 21, 2011. Awards of restricted stock that are subject to time-based vesting and all stock options are subject to a five-year vesting schedule, with 20% of the awards vesting each year. Approximately one-half (50%) of the available restricted stock awards are or will be subject to performance-based vesting, with 20% of the awards vesting each year, provided that the applicable performance measure is satisfied. Restricted stock awards that have been granted and designated as performance-based will vest only on the achievement, in whole or in part, on a predetermined increase, measured from a date subsequent to the award, in tangible book value. In determining whether tangible book value targets have been met, credit will be given for such items as dividends and the expense related to the restricted stock awards. The recipients of restricted stock awards are entitled to receive the cash dividends paid on all restricted stock awards, whether such awards are vested or not.

The grant of awards on July 21, 2011 included 260,150 stock options, 125,175 restricted stock awards subject to time-based vesting and 111,090 restricted stock awards subject to performance-based vesting.

Stock awards under the Equity Incentive Plan will be granted only in whole shares of common stock. All restricted stock and stock option grants will be subject to conditions established by the Committee that are set forth in the award agreement. All awards granted under the Equity Incentive Plan will vest upon death, disability, or involuntary termination of employment or service following a change in control (as defined in the Equity Incentive Plan) of OBA Financial Services, Inc.

Employee Stock Ownership Plan. Effective January 1, 2010, OBA Bank adopted an employee stock ownership plan (the “ESOP”) for eligible employees. Eligible employees who have attained age 21 and have completed 1,000 hours of service during a continuous 12-month period (a “year of service”) will begin participation in the employee stock ownership plan on the later of the effective date of the employee stock ownership plan or upon the first entry date commencing on or after the eligible employee’s completion of a year of services and attainment of age 21.

The employee stock ownership plan trustee purchased, on behalf of the employee stock ownership plan, 370,300 shares of OBA Financial Services, Inc. common stock in the initial stock offering. The employee stock ownership plan funded its stock purchase with a loan from OBA Financial Services, Inc. equal to the aggregate purchase price of the common stock. The loan will be repaid principally through OBA Bank’s contribution to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the anticipated 20-year term of the loan. The interest rate for the employee stock ownership plan loan is an adjustable rate equal to the prime rate, as published in The Wall Street Journal, which adjusts annually.

The trustee holds the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as we repay the loan. The trustee allocates the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. Participants become 100% vested upon the completion of five years of service. Participants who were employed by OBA Bank immediately prior to the offering will receive credit for vesting purposes for years of service prior to adoption of the employee stock ownership plan. Participants also will become fully vested automatically upon normal retirement, death or disability, a change in control, or termination of the employee stock ownership plan. Generally, participants will receive distributions from the employee stock ownership plan upon separation from service. The employee stock ownership plan reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

The employee stock ownership plan permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Under applicable accounting requirements, OBA Bank records compensation expense for the employee stock ownership plan at the fair market value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants results in a corresponding reduction in OBA Financial Services, Inc.’s earnings.

Director Compensation

Each individual who serves as a director of OBA Financial Services, Inc. also serves as a director of OBA Bank and earns director and committee fees only in that capacity. Each director receives a monthly fee of $2,025, as well as a fee of $2,025 for attending the annual strategic planning session. The annual retainer for the Chairman of the Board of Directors is $45,000. Each member of the Audit and the Compensation Committees receives $550 for each meeting attended. The Chairman of Audit and the Compensation Committees each receives a quarterly fee of $1,250. Each member of the Executive Committee receives a monthly retainer of $3,350, with the Chairman receiving $3,575. Each member of the ALCO Committee receives $550 for each meeting.

The following table sets forth for the fiscal year ended June 30, 2011 certain information as to the total remuneration we paid to our directors other than Mr. Weller. Mr. Weller did not receive director fees for the fiscal year ended June 30, 2011.

Director Compensation Table For the Fiscal Year Ended June 30, 2011
Name	Fees earned or paid in cash ($)	Total
James C. Beadles	$68,035	$68,035

Donald Stover	28,750	28,750

William Belew, Jr.	68,500	68,500

Dr. Paul J. Hanges	4,200	4,200

Evelyn Jackson, M.D.	26,750	26,750

Donald L. Mallorey	30,750	30,750

Michael L. Reed	72,850	72,850

Stacie W. Rogers	31,650	31,650

Transactions With Certain Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by OBA Bank to our executive officers and directors in compliance with federal banking regulations.

At June 30, 2011, all of OBA Bank’s loans to our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to OBA Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at June 30, 2011, and were made in compliance with federal banking regulations.

Pursuant to OBA Financial Services, Inc.’s Policy and Procedures for Approval of Related Person Transactions, the Audit Committee periodically reviews, no less frequently than twice a year, a summary of transactions in excess of $25,000 with directors, executive officers and their family members, for the purpose of determining whether the transactions are in compliance with our policies and should be ratified and approved.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended June 30, 2011 was ParenteBeard LLC. Our Audit Committee has approved the engagement of ParenteBeard LLC to be our independent registered public accounting firm for the fiscal year ending June 30, 2012, subject to the ratification of the engagement by our stockholders. At the annual meeting, the stockholders will consider and vote on the ratification of the engagement of ParenteBeard LLC for the fiscal year ending June 30, 2012. A representative of ParenteBeard LLC is expected to attend the annual meeting to respond to appropriate questions and to make a statement if he or she so desires.

Even if the selection of the independent registered public accounting firm is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interest of OBA Financial Services, Inc. and its stockholders.

Fees Paid to Independent Registered Public Accounting Firm

Set forth below is certain information concerning aggregate fees billed for professional services rendered by ParenteBeard LLC during the fiscal years ended June 30, 2011 and 2010.

	Fiscal Year Ended June 30, 2011	Fiscal Year Ended June 30, 2010

Audit Fees	$103,758	$241,138
Audit-Related Fees	5,500	12,670
Tax Fees	8,500	12,500
All Other Fees	—	—

Audit Fees. Audit fees for each of the fiscal years ended June 30, 2011 and 2010 were for professional services rendered for the audits of our consolidated financial statements, review of the financial statements included in our quarterly reports on Form 10-Q and consent and comfort letters and related services provided in connection with registration statements.

Audit-Related Fees. Audit-related fees for the fiscal years ended June 30, 2011 and 2010 were for assurance and related services, including research on accounting issues. Such fees are reasonably related to the performance of the audit of and review of our financial statements and are not already reported in “Audit Fees,” above.

Tax Fees. Tax fees for the fiscal years ended June 30, 2011 and 2010 were for the preparation of state and federal tax returns, assistance with calculating estimated tax payments and other consulting.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax consulting services rendered, is compatible with maintaining the independence of ParenteBeard LLC. The Audit Committee concluded that performing such services does not affect the independence of ParenteBeard LLC in performing its function as our independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to report periodically to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All audit-related fees, tax fees and all other fees described above were approved either as part of our engagements of ParenteBeard LLC or pursuant to the pre-approval policy described above.

Vote Required

In order to ratify the selection of ParenteBeard LLC as the independent registered public accounting firm for the fiscal year ending June 30, 2012, a majority of the votes represented at the annual meeting, without regard to broker non-votes, must vote in favor of such ratification. The Audit Committee of the Board of Directors recommends a vote “FOR” the ratification of ParenteBeard LLC as the independent registered public accounting firm for the fiscal year ending June 30, 2012.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED

AT AN ANNUAL MEETING

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, our Corporate Secretary must receive written notice not earlier than the 90th day nor later than the 80th day prior to date of the annual meeting; provided, however, that in the event that less than 90 days’ notice or prior public disclosure of the date of the annual meeting is provided to stockholders, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on OBA Financial Services, Inc.’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of OBA Financial Services, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include (i) as to each individual whom the stockholder proposes to nominate for election as a director, (A) all information relating to such person that would indicate such person’s qualification under Article 2, Section 12 of our Bylaws, including an affidavit that such person would not be disqualified under the provisions of Article 2, Section 12 of the Bylaws and (B) all other information relating to such individual that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; and (ii) as to the stockholder giving the notice, (A) the name and address of such stockholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (B) the class or series and number of shares of capital stock of OBA Financial Services, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

Nothing in this Proxy Statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

The 2012 Annual Meeting of Stockholders is expected to be held November 15, 2012. Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be received by our Corporate Secretary no earlier than August 17, 2012 and no later than August 27, 2012. If notice is received outside of these dates, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for our 2012 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 20300 Seneca Meadows Parkway, Germantown, Maryland 20876, no later than June 15, 2012. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by OBA Financial Services, Inc. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares of common stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally, by telegraph, telephone or other forms of communication without additional compensation. We have retained Phoenix Advisory Partners, LLC to assist us in soliciting proxies, and have agreed to pay Phoenix Advisory Partners, LLC a fee of $5,500 plus reasonable expenses for these services.

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2011 has been mailed or made available online to all stockholders of record as of September 30, 2011. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing us at the address listed above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Notice of 2011 Annual Meeting of Stockholders and Proxy Statement, Annual Report on Form 10-K and Proxy Card are available at www.cfpproxy.com/6762.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Charles E. Weller

Charles E. Weller
President and Chief Executive Officer

Germantown, Maryland

October 12, 2011

REVOCABLE PROXY

OBA FINANCIAL SERVICES, INC.

ANNUAL MEETING OF STOCKHOLDERS

NOVEMBER 17, 2011

The undersigned hereby appoints the proxy committee of the board of directors of OBA Financial Services, Inc., with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of OBA Financial Services, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the OBA Bank Building Community Room, 20300 Seneca Meadows Parkway, Germantown, Maryland, at 4:00 p.m., Eastern Time, on November 17, 2011. The proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

1. The election of James C. Beadles, Dr. Paul J. Hanges and Stacie W. Rogers, each to serve for a three-year term.

INSTRUCTION: To withhold your vote for one or more nominees, mark “For All Except” and write the name(s) of the nominee(s) on the line(s) below.

2. The ratification of the appointment of ParenteBeard LLC as independent registered public accounting firm for the fiscal year ending June 30, 2012; and

FOR	WITHHOLD	FOR ALL
EXCEPT

☐	☐	☐

FOR	AGAINST	ABSTAIN

☐	☐	☐

Such other business as may properly come before the Annual Meeting.

The Board of Directors recommends a vote “FOR” each of the above-listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED FOR ONE OR MORE PROPOSALS, THIS PROXY, IF SIGNED, WILL BE VOTED FOR THE UNVOTED PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the above-signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of OBA Financial Services, Inc. at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of OBA Financial Services, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The above-signed acknowledges receipt from OBA Financial Services, Inc. prior to the execution of this proxy of a Notice of Annual Meeting, audited financial statements and a proxy statement dated October 12, 2011.

Dated: , 2011 ☐ Check Box if You Plan to Attend the Annual Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one holder is required to sign.

Please complete, sign and date this proxy card and return it promptly in the enclosed postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING

The Notice and Proxy Statement, Annual Report on Form 10-K and Proxy Card are available at www.cfpproxy.com/6762.